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                                  EXHIBIT 99.1

                          CONSENT OF ELROY D. MIEDEMA,

                           CERTIFIED PUBLIC ACCOUNTANT


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                                                                    Exhibit 99.1

                         Consent of Independent Auditor


The Board of Baron Capital Trust:

      I consent to the use of my reports in respect of 13 residential apartment properties included in this Form S-4 Registration Statement of Baron Capital Properties, L.P. and incorporated herein by reference and to the reference to my firm and such reports under the heading "Experts" in the prospectus.


                                                      /s/ Elroy D. Miedema
                                                    ---------------------------
                                                    Elroy D. Miedema
                                                    Certified Public Accountant

Ft. Lauderdale, Florida
June 1, 1999